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                             UBS S&P 500 INDEX FUND

              Supplement to the Prospectus dated September 10, 2003


                                                                January 14, 2004

Dear Investor,

     The following supplements information contained in the Prospectus section titled "Managing Your Fund Account":

     The first sentence under the sub-heading "Class Y Shares" is deleted and replaced by the following:

     Shareholders pay no front-end sales charges on Class Y shares. However, as principal underwriter of the Fund, UBS Global AM makes ongoing payments out of its own resources, in an amount up to 25% of the net management fee, to affiliated and unaffiliated dealers that sell Class Y shares of the Fund. The net management fee is the contractual management fee less any management fee waivers.

     The following is inserted after the last paragraph of the sub-section titled "Buying Shares:"

Additional Compensation to Affiliated Dealer

     UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

          o 0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.

          o a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

     The foregoing payments are made by UBS Global AM out of its own resources.

                                                                   Item # ZS-234